Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes	INCOME TAXES
Earnings before income taxes consisted of the following:

	December 31,
(DOLLARS IN THOUSANDS)	2019	2018	2017
U.S. loss before taxes	$(110,363)	$(99,125)	$(24)
Foreign income before taxes	667,815	546,882	537,069
Total income before taxes	$557,452	$447,757	$537,045

The income tax provision consisted of the following:

	December 31,
(DOLLARS IN THOUSANDS)	2019	2018	2017
Current tax provision
Federal	$9,979	$(11,568)	$68,886
State and local	429	1,709	137
Foreign	146,055	98,433	113,468
Total current tax provision	156,463	88,574	182,491
Deferred tax provision
Federal	(41,126)	(8,287)	74,446
State and local	7,598	(7,092)	(11,537)
Foreign	(25,751)	34,781	(4,020)
Total deferred tax (benefit) provision	(59,279)	19,402	58,889
Total taxes on income	$97,184	$107,976	$241,380

Effective Tax Rate Reconciliation
Reconciliation between the U.S. federal statutory income tax rate to the actual effective tax rate was as follows:

	December 31,
(DOLLARS IN THOUSANDS)	2019	2018	2017
Statutory tax rate	21.0%	21.0%	35.0%
Difference in effective tax rate on foreign earnings and remittances	(6.8)	(6.1)	(12.6)
Tax benefit from supply chain optimization	(1.0)	(3.0)	(2.3)
Unrecognized tax benefit, net of reversals	3.4	2.9	2.3
U.S. tax reform	—	(1.8)	26.5
Deferred taxes on deemed repatriation	0.8	10.1	0.3
Global intangible low-taxed income	—	1.8	—
Acquisition costs	0.5	1.3	—
Establishment (release) of valuation allowance on state deferred	1.7	(1.5)	(1.7)
State and local taxes	(0.8)	0.6	0.1
Other, net	(1.4)	(1.2)	(2.7)
Effective tax rate	17.4%	24.1%	44.9%

The effective tax rate reflects the impact of a favorable mix of earnings, partially offset by loss provisions and the establishment of a valuation allowance on certain state deferred tax assets.
On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) that significantly revised the U.S. tax code effective January 1, 2018. The Tax Act created significant international tax provisions, including global intangible low-taxed income ("GILTI"). The Company has elected to treat GILTI as a current period cost if and when incurred. This tax position resulted in a net $0.1 million income tax expense for the year ended December 31, 2019, principally due to a provision to return adjustment.
The U.S. consolidated group has historically generated taxable income after the inclusion of foreign dividends which has allowed the Company to realize its federal deferred tax assets. Foreign dividends are subject to a 100% dividends received deduction under the Tax Act and do not serve as a source of federal taxable income. However, as of December 31, 2019 the U.S. consolidated group is in a cumulative income position, and is expected to continue to be in a cumulative income position principally due to the inclusion of global intangible low-taxed income and expects to realize tax benefits for the reversal of temporary differences. The corresponding U.S. federal taxable income is sufficient to realize $75.9 million in deferred tax assets as of December 31, 2019.
Further, as of December 31, 2019 the Company recorded an expense for $9.7 million related to a valuation allowance established on state tax credits. This was principally due to state legislative updates during 2019 surrounding certain positions of the Tax Act, namely GILTI. The majority of the Company’s state deferred tax assets relate to net operating loss and tax credit carryforwards that have a specified carryforward period. Therefore, the Company has maintained a valuation allowance of $13.5 million on certain state tax attributes based on a state taxable income forecast. The main inputs into the forecast are the 2019 taxable income projections. Changes in the performance of the North American business, the Company’s transfer pricing policies and adjustments to the Company’s U.S. tax profile could impact the estimate.
Deferred Taxes
The deferred tax assets and liabilities consisted of the following amounts:

	December 31,
(DOLLARS IN THOUSANDS)	2019	2018
Employee and retiree benefits	$87,924	$80,382
Credit and net operating loss carryforwards	220,156	225,152
Intangible assets	8,477	12,489
Amortizable R&D expenses	15,477	481
Gain on foreign currency translation	3,285	—
Interest limitation	39,867	19,380
Inventory	14,396	13,308
Lease obligations	53,751	—
Other, net	14,351	17,528
Gross deferred tax assets	457,684	368,720

Property, plant and equipment, net	(49,158)	(22,511)
Intangible assets	(621,044)	(616,333)
Right-of-use assets	(53,555)	—
Loss on foreign currency translation	—	(7,717)
Deferred taxes on deemed repatriation	(46,066)	(88,759)
Gross deferred tax liabilities	(769,823)	(735,320)
Valuation allowance	(203,765)	(200,280)
Total net deferred tax liabilities	$(515,904)	$(566,880)

Net operating loss carryforwards were $207.9 million and $209.4 million at December 31, 2019 and 2018, respectively. If unused, $12.3 million will expire between 2020 and 2039. The remainder, totaling $195.6 million, may be carried forward indefinitely. Tax credit carryforwards were $18.5 million and $17.8 million at December 31, 2019 and 2018, respectively. If unused, the $18.5 million will expire between 2020 and 2039.
Of the $226.4 million deferred tax asset for net operating loss carryforwards and credits at December 31, 2019, the Company considers it unlikely that a portion of the tax benefit will be realized. Accordingly, a valuation allowance of $190.6 million of net operating loss carryforwards and $14.1 million of tax credits has been established against these deferred tax assets.
Uncertain Tax Positions
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
(DOLLARS IN THOUSANDS)	2019	2018	2017
Balance of unrecognized tax benefits at beginning of year	$50,953	$38,162	$26,428
Gross amount of increases in unrecognized tax benefits as a result of positions taken during a prior year	20,361	9,751	1,169
Gross amount of decreases in unrecognized tax benefits as a result of positions taken during a prior year	(2,241)	(5,362)	(268)
Gross amount of increases in unrecognized tax benefits as a result of positions taken during the current year	13,274	14,677	13,191
The amounts of decreases in unrecognized benefits relating to settlements with taxing authorities	(3,575)	(4,550)	—
Reduction in unrecognized tax benefits due to the lapse of applicable statute of limitation	(3,973)	(1,725)	(2,358)
Balance of unrecognized tax benefits at end of year	$74,799	$50,953	$38,162

At December 31, 2019, 2018 and 2017, there were $73.6 million, $47.3 million, and $28.5 million, respectively, of unrecognized tax benefits recorded to Other liabilities and $1.2 million, $3.6 million and $9.7 million recorded to Other current liabilities for 2019, 2018 and 2017, respectively. Of the 2019 balance, $24.7 million recorded to Other liabilities and $1.2 million recorded to Other current liabilities are associated with Frutarom, of which $13.8 million was recorded within the purchase accounting measurement period that ended in the third quarter of 2019. If these unrecognized tax benefits were recognized, all the benefits and related interest and penalties would be recorded as a benefit to income tax expense.
For the year ended December 31, 2019, the Company increased its liabilities for interest and penalties by $11.0 million, net, reduced its liabilities for interest and penalties by $1.1 million, net for the year ended 2018, and increased its liabilities for interest and penalties by $3.0 million, net for the year ended 2017. At December 31, 2019, 2018 and 2017, the Company had accrued $14.0 million, $3.0 million and $2.8 million, respectively, of interest and penalties classified as Other liabilities and $1.3 million in 2017 recorded to Other current liabilities. No such liabilities were accrued for the year ended December 31, 2019 and 2018. Of the 2019 balance, $7.8 million was associated with Frutarom, of which $6.6 million was recorded within the purchase accounting measurement period that ended in the third quarter of 2019.
As of December 31, 2019, the Company’s aggregate provision for unrecognized tax benefits, including interest and penalties, was $88.8 million, associated with various tax positions principally asserted in foreign jurisdictions, none of which is individually material. Of this total, $33.7 million is associated with Frutarom, of which $20.4 million was recorded within the purchase accounting measurement period that ended in the third quarter of 2019.
Other
Tax benefits credited to Shareholders’ equity were $0.1 million for the year ended December 31, 2019, de minimis for the year ended December 31, 2018, and $0.1 million for the year ended December 31, 2017 associated with stock option exercises and PRSU dividends.
The Company regularly repatriates earnings from non-U.S. subsidiaries. In the fourth quarter of 2018, the Company changed its assertion as part of its final analysis under Staff Accounting Bulletin No. 118, consistent with the Company’s need to repatriate funds for debt repayment purposes. As the Company repatriates these funds to the U.S. they will be required to pay income taxes in certain U.S. states and applicable foreign withholding taxes during the period when such repatriation occurs. Accordingly, as of December 31, 2019, the Company had a deferred tax liability of $46.1 million for the effect of repatriating the funds to the U.S. We reversed a deferred tax liability of $43.7 million associated with Frutarom in the purchase accounting measurement period as we intend to indefinitely reinvest the earnings in the Frutarom subsidiaries to fund local operations and/or capital projects.
The Company has ongoing income tax audits and legal proceedings which are at various stages of administrative or judicial review, of which the material items are discussed below. In addition, the Company has other ongoing tax audits and legal proceedings that relate to indirect taxes, such as value-added taxes, capital tax, sales and use and property taxes, which are discussed in Note 20.
The Company also has several other tax audits in process and has open tax years with various taxing jurisdictions that range primarily from 2009 to 2018. Based on currently available information, the Company does not believe the ultimate outcome of any of these tax audits and other tax positions related to open tax years, when finalized, will have a material impact on its financial position.